Fees Summary	Sep. 08, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 584,387,023.00
Previously Paid Amount	0.00
Total Fee Amount	89,469.65
Total Offset Amount	0.00
Net Fee	$ 89,469.65
Final Prospectus	false